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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 22, 1998

                     RIO HOTEL & CASINO, INC.
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        (Exact name of Registrant as specified in charter)

                              Nevada
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          (State or other jurisdiction of incorporation)

          1-11569                          95-3671082
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  (Commission File Number)      (IRS Employee Identification No.)

3700 West Flamingo Road, Las Vegas, Nevada              89103
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(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (702) 252-7733
                                                  ----------------

                          Not Applicable
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  (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS

      On October 22, 1998, Rio Hotel & Casino, Inc., a Nevada corporation ("Rio"), reported its results for the third quarter and nine months ended September 30, 1998.

      For   additional  information  concerning  the   foregoing,
reference is made to Rio's press release dated October 22, 1998, a copy of which is attached as an exhibit hereto and incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (A)  Financial Statements of Business Acquired.

          Not Applicable.

      (b)  Pro Forma Financial Information.

          Not Applicable.

      (c)  Exhibits.

          99.1 Text of Press Release, dated October 22, 1998.


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                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              RIO HOTEL & CASINO, INC.
                                     (Registrant)


Date:  October 29, 1998       By:   /s/ Ronald J. Radcliffe
                                    Ronald J. Radcliffe
                                    Vice President, Chief Financial
                                    Officer and Treasurer


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                          EXHIBIT INDEX

EXHIBIT                                                  PAGE
NUMBER                     DESCRIPTION                   NUMBER

99.1      Text of Press Release, dated October 22, 1998.    5


                                4